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                                                                  Exhibit 10.7

[LINCOLN PROPERTY COMPANY LOGO]

March 31, 2006

Mr. Dave Renner
VP, CFO
Optium Corporation
500 Horizon Dr., Suite 505
Chalfont, PA 18914

Re: AMENDMENT NO. 1 TO LEASE ("Amendment") between DISCOVERY LAKES, LLC ("Landlord") and OPTIUM Corporation ("Tenant")

Dear Dave:

     In confirmation of our conversation, the signed original of the Amendment delivered by Tenant has been accepted and signed by Landlord. Accordingly, it is binding legally upon both parties. Landlord is prepared to perform in accordance with the terms thereof, and likewise expects Tenant to perform its obligations thereunder. Nonetheless, upon confirmation by Tenant that it will perform its obligations set forth in the Amendment, Landlord agrees to enter into a further modification, which shall provide that:

     1.   The Effective Date shall be changed to April 1, 2006 (Article 9).

     2. Landlord will waive the first three installments of the Buyout described (Article 5) which will reduce the Buyout amount to $48,000.01, as reflected on the attached Rent Table.

     3. Landlord will reduce the amount of the Letter of Credit from $540,000 to $248,000 effective at the time the Letter of Credit is renewed on May 1, 2006 (Article 7).

The new amendment shall otherwise be in such form and content as Landlord may reasonably require. If the forgoing is acceptable to Tenant, please confirm the same in writing at your earliest convenience. If the new amendment is not duly entered into by the parties, the Lease dated December 28, 2000, as heretofore amended the above referenced Amendment, shall remain in full force and effect. Please contact me if you have any questions.

                                        Agreed and Accepted by:
Most Sincerely,                         Optium Corporation


/s/ Jeffrey D. Patterson                /s/ Dave Renner
-------------------------------------   ------------------------------
Jeffrey D. Patterson                    Dave Renner
Vice President                          VP, CFO
Lincoln Property Company

cc: Margaret Thomson
    Ashley E. Roby
    James Knoeller

      LINCOLN PROPERTY COMPANY OF FLORIDA, INC. LICENSED REAL ESTATE BROKER
                300 S. ORANGE AVENUE SUITE 1575 ORLANDO, FL 32801
                TELEPHONE (407) 872-3500 FACSIMILE (407) 425-2309

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Rent Table (Article 5):

----------------------------------------------------------------
                     BASE RENT
  LEASE YEAR         $/RSF/Yr.       MONTHLY             ANNUAL
----------------------------------------------------------------
April 1, 2006         $14.91        $29,592.62       $29,592.62
through April 30,                                    (1 month)
2006
----------------------------------------------------------------

May 1, 2006           $15.36        $30,485.76       $60,971.52
through June 30,                                     (2 months)
2006
----------------------------------------------------------------

July 1, 2006           $15.36       $30,485.76       $322,371.81
through March 31,                  plus $5,333.33     (9 months)
2007                             equals $35,819.09
----------------------------------------------------------------

April 1, 2007         $15.36        $30,485.76       $30,485.76
through April 30,                                     (1 month)
2007
----------------------------------------------------------------

May 1, 2007           $15.82        $31,398.75       $376,784.94
through April 30,
2008
----------------------------------------------------------------

Note: the above Rates do not include CAM, HVAC maintenance and applicable Sales Tax.

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                                 DISCOVERY LAKE
                             OFFICE LEASE AGREEMENT

     THIS LEASE is made as of the 28th day of December, 2000 between SV CENTRAL FLORIDA PHASE II LIMITED PARTNERSHIP, a Texas limited partnership (hereinafter called "Landlord") and OPTIUM, INC., a Florida corporation (hereinafter called "Tenant").

                                   WITNESSETH:

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those premises (hereinafter called "Premises") shown on EXHIBIT "A" attached hereto and made a part thereof, being located in a single story office building (the "Building") constructed on a parcel of land (the "Property") located in Orange County, Florida and more particularly described on EXHIBIT "B" attached hereto and made a part hereof. The Building and Property, together with any adjacent or nearby property and improvements thereon from time to time owned by Landlord and operated in conjunction with the Building and Property, are sometimes referred to in this Lease as the "Discovery Lake Complex".

          PREMISES:   2721 DISCOVERY DRIVE
                      SUITE 500
                      ORLANDO, FLORIDA 32826
                      RENTABLE SQUARE FEET: 30,042

     1.   TERM AND POSSESSION.

     (a) The term of the Lease shall be for eighty-four (84) months (or until sooner terminated as herein provided) (the "Lease Term"), beginning on the "Commencement Date" (as hereinafter defined), except that if the date the Lease Term begins is other than the first day of a calendar month, the term hereof shall be extended for the remainder of that calendar month. The first lease year ("Lease Year") shall begin on the date the Lease Term commences and shall end on the last day of the twelfth (12th) full month following the date the Lease Term commences. Succeeding Lease Years shall each consist of a twelve (12)-month period beginning with the first day of the first month following the end of the prior Lease Year.

     (b) The Commencement Date shall be May 1, 2001.

     (c) The Premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the plans and specifications described in the Improvement Agreement between Landlord and Tenant of even date herewith relating to the Premises (the "Improvement Agreement"), subject only to the completion of items on Landlord's punch list (and exclusive of the installation of all telephone and other communications facilities and equipment and other finish work to be performed by or for Tenant). Tenant shall have the right prior to the Commencement Date to enter upon the Premises to prepare same for occupancy by Tenant, including, but not limited to, installation of telephone, data and other telecommunication equipment, office furniture and furniture systems, installation of security devices and locks, and other finish work to be performed by or for Tenant.

     (d) If substantial completion of the Premises or possession thereof by Tenant is delayed because any tenant or other occupant thereof holds over, and Landlord is delayed, using good faith efforts in Landlord's discretion, in acquiring possession of the Premises, Landlord shall not be deemed in default, nor in any way liable to Tenant because of such delay, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the Commencement Date notwithstanding any other provision hereof to the contrary.

     (e) The taking of possession by Tenant shall be deemed conclusively to establish that the Building, other improvements, and the Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of when possession was so taken, subject only to latent defects of which Tenant notifies Landlord within two (2) years after the Commencement Date.

     2.   MONTHLY RENTAL.

     (a) Tenant shall pay to Landlord throughout the term of this Lease annual rental as set forth below, together with any and all sales, rent and other taxes which might be imposed thereon or on any other amounts paid or payable by Tenant or contributed by Tenant under or in connection with this Lease or the Improvement Agreement, payable in equal monthly rental installments payable in advance on the first day of each month during every year of the term hereby demised in lawful money of the United States, without deduction or offset whatsoever, to Landlord or to such other firm as Landlord may from time to time designate in writing. Notwithstanding the above, the first monthly installment of rent shall be paid on or before execution of this Lease. Said rental is subject to adjustments as provided hereinbelow. If this Lease commences on a day other than the first day of a calendar month, the monthly rental for the fractional month shall be appropriately prorated. The annual and monthly rental, subject to adjustment as hereinafter provided, is as follows:

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LEASE    BASE RENT
 YEAR    $/RSF/Yr.     MONTHLY       ANNUAL
---------------------------------------------
 One       $13.25    $33,171.38   $398,056.50
---------------------------------------------
 Two       $13.65    $34,172.78   $410,073.30
---------------------------------------------
Three      $14.06    $35,199.21   $422,390.52
---------------------------------------------
 Four      $14.48    $36,250.68   $435,008.16
---------------------------------------------
 Five      $14.91    $37,327.19   $447,926.22
---------------------------------------------
 Six       $15.36    $38,453.76   $461,445.12
---------------------------------------------
Seven      $15.82    $39,605.37   $475,264.44
---------------------------------------------

     (b) Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment. The amount of the late charge to be paid to Landlord by Tenant for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges then outstanding, and shall be deemed to be rental for all purposes hereunder. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this paragraph in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord's remedies pursuant to Paragraph 18 of this Lease in the event said rent or other payment is unpaid after the date due.

     (c) The monthly rental payable hereunder shall be subject to adjustment each calendar year during the term of this Lease in the following manner:

          (i) Throughout the term of this Lease, Tenant shall pay to Landlord as additional rent Tenant's proportionate share of the Direct Operating Expenses (as hereinafter defined) incurred by Landlord in the operation of the Building and allocated to the Premises as hereinafter set forth during each calendar year of the Lease Term. Tenant's Proportionate Share of Direct Operating Expenses (as hereinafter defined) shall be prorated on a daily basis using a 365-day calendar year, as necessary for any year during which this Lease is in effect for less than the full twelve month calendar year. Direct Operating Expenses shall be calculated on an accrual basis. For the purpose of estimating the Direct Operating Expenses during each year, Landlord shall reasonably estimate such expenses (assuming full occupancy of the Building if the Building is not fully occupied) based on the actual Direct Operating Expenses for the preceding year, if available, any then-known cost changes or additional expenses which can be reasonably anticipated to occur within the year for which such expenses are estimated, Landlord's experience with similar office buildings, the costs of contracts already entered, commercially reasonable quotes obtained, commercially reasonable representations of providers of the services and equipment, consultation with specialists such as insurers, and other factors a prudent lessor would use to make a fair and accurate estimate of operating costs. Notwithstanding anything contained in this Lease to the contrary, for purposes of determining Direct Operating Expenses for any calendar year, in the event the Building is not fully occupied during such calendar year, the actual Direct Operating Expenses for such calendar year shall be increased to the amount which Landlord reasonably estimates would have been incurred for such calendar year had the Building been fully occupied throughout such calendar year, and the amount so estimated shall be deemed to be the Direct Operating Expenses for such calendar year. The estimated Direct Operating Expenses for calendar year 2001 are reflected on EXHIBIT "G" attached hereto and made a part hereof. The parties agree that (i) the estimated Direct Operating Expenses for each calendar year during the Lease Term shall be subject to adjustments as provided for in this paragraph 2(c); and (ii) that, notwithstanding anything in this Lease to the contrary, such estimate of Direct Operating Expenses is an estimate to cover Landlord's costs of all Direct Operating Expenses allocable to the Premises as hereinafter provided, including, but not limited to, Tenant's proportionate share of the cost of (a) real estate taxes and Building insurance; (b) water and sewer service, systems maintenance, trash removal, property management fees; and
(c) Landlord's maintenance and repair expenses of the common areas of the Project, including landscaping. Tenant acknowledges that electricity usage and consumption for the Premises for lights, convenience power and operation of the Premises' dedicated HVAC system shall be separately metered, and Tenant shall contract for and pay directly the costs of all such electricity usage at the Premises. Tenant shall also contract for and pay directly the cost of all janitorial services for the Premises.

          (ii) "Tenant's Proportionate Share of Direct Operating Expenses" shall mean, for each calendar year (or portion thereof), the amount of Direct Operating Expenses allocable to the Premises for such calendar year (or portion thereof). Direct Operating Expenses that relate to the Building or the Property as a whole shall be allocated to the Premises in the same proportion that the number of rentable square feet contained in the Premises (30,042) bears to the total number of rentable square feet contained in the Building (55,078), and Direct Operating Expenses attributable solely to the Premises (such as maintenance costs for

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the HVAC system serving the Premises, separately metered utility costs, and services contracted specifically for the Premises) shall be allocated directly to the Premises.

          (iii) For purposes of this Lease, the term "Direct Operating Expenses" shall consist of all "operating costs" (as hereinafter defined) for the Building, and the Building's share of all operating costs for any parking, landscaping and common areas serving the Building, and the Property (the Building, such parking, landscaping and common areas and the Property being hereinafter referred to collectively as the "Project"). For purposes of this Lease, the term "operating costs" shall mean all reasonable expenses, costs and disbursements computed, on the accrual basis, relating to or incurred or paid in connection with the operation, maintenance and repair of the Project, including, but not limited to the following:

               a. Building personnel costs, including, but not limited to, salaries, wages, fringe benefits, social security taxes and other direct and indirect costs of Senior Property Manager, Engineering Manager, Building Managers, and any other personnel engaged in the operation and maintenance of the Project and associated overhead.

               b. The cost of all supplies, tools, equipment and materials used in the operation and maintenance of the Project (but subject to the exclusions set forth below).

               c. The cost of water, sewer, gas, heating, lighting, ventilation, electricity, air conditioning, and any other utilities supplied or paid for by Landlord for the Project and the costs of maintaining the systems supplying the same, including, but not limited to, any utility and service costs incurred by Landlord.

               d. The cost of all agreements for maintenance and service of the Project and the equipment therein supplied or paid for by Landlord, including, but not limited to, agreements relating to security service, window cleaning, heating, ventilating and air conditioning maintenance, Building management and landscaping maintenance.

               e. The cost of maintaining sprinkler systems, fire extinguishers and fire hoses, systems and equipment that may be now or hereafter required by the Americans With Disabilities Act, and the cost of all security services and protective services or devices rendered to or in connection with the Project or any part thereof, to the extent supplied or paid for by Landlord.

               f. Insurance premiums for insurance for the Project required to be maintained by Landlord hereunder or which a prudent owner would carry, including, but not limited to, premiums for casualty insurance maintained by Landlord, business interruption or rental abatement insurance, garage keeper's insurance, and liability insurance.

               g. The cost of repairs and general maintenance of the Project (excluding repairs, alterations and general maintenance paid by proceeds of insurance or attributable solely to tenants of the Project other than Tenant, but including deductibles paid by Landlord), including, but not limited to: any management fees charged by Landlord or third party managers, maintenance and cleaning of common areas and facilities; lawn mowing, gardening, landscaping, and irrigation of landscaped areas; line painting, pavement repair and maintenance, sweeping, and sanitary control; removal of snow, trash, rubbish, garbage, and other refuse; the cost of personnel to implement such services, to direct parking, and to police the common areas; the cost of exterior and interior painting of common areas; all maintenance and repair costs; and the cost of maintenance of sewers and utility lines; and the cost of maintenance and repair of the heating, ventilating and air conditioning systems serving the Project.

               h. The amortization (together with reasonable financing charges) of the cost (including labor and materials) of capital investment items, subject to the provisions of Paragraph 2(c)(iii)(d) on page 4 of this Lease.

               i. All taxes, assessments, and governmental or other charges, general or special, ordinary or extraordinary, foreseen or unforeseen, which are levied, assessed, or otherwise imposed against the Project, street lights, personal property or rents, or on the right or privilege of leasing the Project, collecting rents therefrom or parking vehicles thereon, by any federal, state, county, or municipal government or by any special sanitation district or by any other governmental or quasi-governmental entity that has taxing or assessment authority, and any other taxes and assessments, together with any interest and penalties thereon, attributable to the Project or its operation (herein collectively called the "Impositions"), but exclusive of federal, state and local income taxes of Landlord, inheritance taxes, estate taxes, gift taxes, transfer taxes, excess profit taxes and any taxes imposed in lieu of such taxes. If at any time during the Lease Term, the present method of taxation or assessment shall be so changed that the whole or any part of the Impositions now levied, assessed or imposed on real estate and the improvements thereon shall be discontinued and as a substitute therefor, or in lieu of and in addition thereof, taxes, assessments, levies, impositions or charges shall be levied, assessed and/or imposed wholly or partially as a capital levy or otherwise on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Impositions and the operating costs. Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Premises to the extent the same exceed building standard allowances (and if the taxing authorities do not

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separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the ad valorem taxes allocated to the Project to give effect to this sentence).

               j. All assessments (if any) assessed against the Project during the Lease Term pursuant to any protective covenants, easement agreements or common area maintenance agreements now or hereafter of record against the Project.

               k. Fees of accountants, attorneys and other consultants, professionals or advisors incurred by Landlord with respect to the Project, but excluding any of such fees relating to the preparation, negotiation or enforcement of leases or relating to any sale or financing of the Project or any portion thereof.

               l. Seasonal expenses.

          Anything in this Lease to the contrary notwithstanding, Direct Operating Expenses under this Lease shall not include:

               (a) Any and all costs of improvements or alterations (i) to any of the premises of any other tenants in the Building (other than general maintenance and repair to any such tenant's premises which is Landlord's responsibility under tenant leases for the Building generally), or (ii) to any areas of the Building not presently leased or designated as leaseable area in order to convert it into leaseable area (other than general maintenance repair to any such areas);

               (b) Expenses incurred in leasing or procuring new tenants or renewing leases or expanding leaseholds of existing tenants (including lease commissions, legal fees, advertising expenses, expenses of renovating space for new or existing tenants, and construction or other allowances to new or existing tenants);

               (c) Except as provided in subparagraph (d) below, principal or interest payments on loans secured by mortgages, or trust deeds or assignments of rent, on the Property or Building;

               (d) Costs of capital improvements, except that Direct Operating Expenses shall include the cost of any capital improvement which (i) can be reasonably expected to reduce any component cost included within Direct Operating Expenses, (ii) is appropriate to replace or repair existing items which have worn out or are in need of repair, or (iii) which are necessary to keep the Project, Premises or Building in compliance with all present and future governmental laws, rules and regulations applicable from time to time thereto. Costs of capital improvements permitted to be charged as Direct Operating Expenses hereunder shall be amortized over a reasonable period consistent with generally accepted principles of accounting, with interest on the unamortized amount, at the rate of the greater of eight percent (8%) per annum or two percent (2%) per annum above the base rate of interest charged on corporate loans at large U.S. money center commercial banks as published in the Wall Street Journal (but in no event at a rate which is more than the highest lawful rate allowable in the State of Florida);

               (e) Expenses for repairs or other work occasioned by fire, windstorm or other insured casualty or resulting from the exercise of a power of eminent domain; provided, that the amount of Landlord's insurance deductible may be included in Direct Operating Expenses up to, but not exceeding in any event, the amount of $50,000 per calendar year;

               (f) Legal and other expenses incurred in negotiating or enforcing the terms of any tenant lease;

               (g) Ground rent or land lease obligations with respect to the Property or Building;

               (h) Wages, salaries and other compensation paid to any employee above the grade of the highest ranking Senior Property Manager, as prorated based upon the amount of time any such employee spends with respect to the Project and the amount of time any such employee spends with respect to other projects;

               (i) Expenses for utility or other services for which Landlord receives direct reimbursement from any tenant or other party (other than through the Direct Operating Expenses reimbursement provisions of leases);

               (j) Depreciation expense, except in the form of amortized costs of capital improvements to the extent expressly permitted in subparagraph 2(c)(iii)(d) set forth above;

               (k) Any interest, fines or penalties and all related expenses (including attorneys fees) incurred as a result of Landlord's violation of any governmental rule, statute or authority, or any mortgage or other instrument affecting the Property or Building, or other wrongful conduct of Landlord; and

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               (l) Losses of rent, bad debts and any damages or settlements paid to any tenant, prospective tenant or occupant of the Building.

               (m) Promotional expenses.

          (iv) Tenant acknowledges that various services and other costs relating to the Building may be incurred in connection with the Building and one or more other buildings within the Discovery Lake Complex. In such event, such costs shall be appropriately allocated among the Building and such other buildings for purposes of determining the portion of such costs to be included in Direct Operating Expenses.

          (v) Nothing contained in this Section shall imply any duty on the part of Landlord to pay any expense or provide any service not otherwise imposed by the express terms of this Lease.

          (vi) On or about December 31 of each calendar year during the Lease Term, Landlord shall estimate the amount of Direct Operating Expenses and Tenant's Proportionate Share of Direct Operating Expenses for the ensuing calendar year or (if applicable) fractional part thereof and notify Tenant in writing of such estimate. Such estimate shall be made by Landlord in the exercise of its discretion, and shall not be subject to dispute by Tenant. The amount of additional rent specified in such notification shall be paid by Tenant to Landlord in equal monthly installments in advance on the first day of each month of such ensuing calendar year, at the same time and in the same manner as base rent.

          (vii) Within One Hundred Eighty (180) days after December 31 of any calendar year during the Lease Term for which additional rent is due under this Section, Landlord shall advise Tenant in writing, of the amount of actual Direct Operating Expenses for such calendar year. If the Direct Operating Expenses for such calendar year prove to be greater than the amount previously estimated, Landlord shall invoice Tenant for the deficiency as soon as practicable after the amount of underpayment has been determined, and Tenant shall pay such deficiency to Landlord within fifteen (15) days following its receipt of such invoice. If, however, Direct Operating Expenses for such calendar year are lower than the amount previously estimated, Tenant shall receive a credit (or in the event the term of this Lease has then expired, Tenant shall receive a cash refund) toward the next ensuing monthly payment or payments of the estimated amount of Tenant's Proportionate Share of Direct Operating Expenses in the amount of such overpayment until depleted, but in no event shall Tenant's Proportionate Share of Direct Operating Expenses be deemed to be less than zero.

     3.   SECURITY DEPOSIT.

     [Intentionally Omitted]

     4.   OCCUPANCY AND USE.

     (a) Tenant shall use and occupy the Premises for general office purposes and for no other use or purpose without the prior written consent of Landlord; provided, however, that the Premises may be used for research and development on semiconductor optioelectronic devices. Landlord shall have no additional improvement or other obligations with respect to any such incidental use. Tenant shall be responsible for and shall pay any and all costs relating to the Premises that exceed the costs that would have been incurred if the Premises were used entirely for general office purposes.

     (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purposes or for any business, use or purpose deemed to be disreputable or inconsistent with the operation of a first class office building, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises.

     5. COMPLIANCE WITH LAWS.

     (a) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will cause a cancellation of or reduction in coverage under any insurance upon the Building in which the Premises are situated or any of its contents, and Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises. In the event that the rate of insurance upon the Building in which the Premises are situated is increased as a result of Tenant's business or operations in the Premises, Tenant shall immediately pay all increased insurance premiums resulting therefrom.

     (b) Tenant shall not use, handle, store, deal in, discharge, or fabricate any Hazardous Materials (as herein defined) on or about the Premises, except for Hazardous Materials (i) which are of the type and do

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not exceed the quantities listed on Exhibit "H" attached hereto and made a part hereof, or which are similar in type and quantity to those listed on Exhibit "H" and are used in connection with Tenant's research and development on semiconductor optioelectronic devices, (ii) are handled, stored, and used in accordance with the procedures set forth in Exhibit "H", and (iii) which are stored, used and disposed of by Tenant in compliance with all applicable laws, rules and regulations. Tenant shall indemnify Landlord (and anybody claiming by, through, or under Landlord) from and against any and all claims, damages, losses, costs, and expenses (including reasonable attorneys' fees and court costs) incurred by Landlord or anybody claiming by, through, or under Landlord as a result of the existence of any Hazardous Materials on or about the Premises or any environmental problems relating to the Premises which are caused by or related to the delivery, deposit or creation of Hazardous Materials on or about the Premises during the term of this Lease. As used herein, "Hazardous Materials" means any petroleum or chemical liquids or solids, liquid or gaseous products, contaminants, oils, radioactive materials, asbestos, PCB's, urea-formaldehyde, or any toxic or hazardous waste or hazardous substances, as those terms are used in (A) the Resources Conservation Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections 6901 et seq.; (B) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Sections 9601 et seq.; (C) the Clean Water Act, 33 U.S.C. Sections 1251 et seq.; (D) the Toxic Substances and Control Act, 15 U.S.C. Sections 2601 et seq.; (E) the Clean Air Act, 42 U.S.C. Sections 7401 et seq.;
(F) any and all applicable environmental laws and regulations of the State of Florida; and (G) any and all other applicable federal, state or local law or regulation governing hazardous substances or workplace health or safety, as such laws may be amended from time to time.

     6. ALTERATIONS; SIGNS.

     (a) Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the Premises or any part thereof without the prior written consent of Landlord, and no such alterations, additions or improvements shall be made without the supervision of Landlord's designated agent or representative. All such alterations, additions, or improvements in, on, or to said Premises, except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant. In the event Landlord consents to the making of any such alterations, additions, or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, ordinances, and regulations and all requirements of Landlord's and Tenant's insurance policies, and in accordance with plans and specifications approved by Landlord, and any contractor or person selected by Tenant to make the same, and all subcontractors, must first be approved in writing by Landlord, or, at Landlord's option, the alteration, addition or improvement shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof upon demand. Upon the expiration or sooner termination of the term herein provided, Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any or all alterations, additions, or improvements made by or for the account of Tenant, designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition. Tenant agrees that Landlord shall have the right to charge a fee for any and all construction supervision provided by Landlord's designated agents or representatives in connection with any alterations, additions, or improvements to the Premises by Tenant. Such fee, at Landlord's option, shall be either a fixed fee or a fee calculated on an hourly basis, considering the time expended by Landlord's agents or representatives in supervising Tenant's construction.

     (b) No sign, advertisement or notice referring to Tenant shall be inscribed, painted, affixed, or otherwise displayed on any part of the exterior or the interior of the Building, except on the doors of offices and such other areas as are designated by Landlord, and then only in such place, number, size, color and style as are approved by Landlord. All of Tenant's signs that are approved by Landlord shall be installed by Landlord at Tenant's cost and expense. If any sign, advertisement or notice that has not been approved by Landlord is exhibited or installed by Tenant, Landlord shall have the right to remove the same at Tenant's expense. Landlord shall have the right to prohibit any advertisement of or by Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a first class office building, and upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. Landlord reserves the right to affix, install and display signs, advertisements and notices on any part of the exterior or interior of the Building. Upon the termination of this Lease, Landlord, at Tenant's expense, shall remove all of Tenant's signs and shall repair any injury or damage caused by such removal. At Tenant's expense, Landlord shall install Tenant's name on a monument sign near the walkway to the Premises, in accordance with Landlord's signage standards. At Tenant's expense, Landlord shall install Tenant's name on a monument sign to be located along Discovery Drive, subject to Landlord obtaining all necessary governmental and Central Florida Research Park approvals for the construction of such sign. Tenant may, at Tenant's expense, install its corporate name and logo (conforming to Tenant's corporate standard graphics) adjacent to the exterior door to the Premises, subject to compliance with Landlord's building standards for all such signage.

     7. REPAIR.

     By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair. Tenant shall, at all times during the term hereof at Tenant's sole cost and expense, keep the Premises and every part


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thereof in good order, condition and repair, excepting ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements. Tenant shall upon the expiration or sooner termination of the term hereof, unless Landlord demands otherwise as in Paragraph 6 hereof provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions and improvements thereto in the same condition as when received, or when first installed, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements excepted. It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as described in the Improvement Agreement, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

     8.   LIENS.

     Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the recordation of any such lien, cause the same to be released of record by payment or by causing the lien to be transferred to a cash deposit or surety bond under the applicable provisions of the Florida Construction Lien Act, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to Landlord by Tenant on demand and with interest at the rate of four percentage points higher than the prime commercial lending rate from time to time of SunTrust Bank in Orlando, Florida, provided, however, that if such rate exceeds the maximum rate permitted by law, the maximum lawful rate shall apply; the interest rate so determined is hereinafter called the "Agreed Interest Rate". Nothing contained herein shall be deemed to imply any agreement of Landlord to subject Landlord's reversionary interest in the Premises to any construction lien or other lien. Notice is hereby given to all persons dealing with Tenant that Tenant has no power, right, or authority to contract for the account of Landlord or subject Landlord's reversionary interest in the Premises to any construction lien or other lien; that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant on credit; and that no construction lien or other lien for labor or materials shall attach to or affect in any fashion the reversionary interest of Landlord in the Premises.

     9.   ASSIGNMENT AND SUBLETTING.

     (a) Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord as provided herein, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant's notice) to sublet the Premises or any portion thereof for any part of the term hereof; and supply Landlord with a copy of the proposed sublease or assignment document and such other information, financial statements, verifications and related materials as Landlord may request or desire to evaluate the written request to sublet. Upon receiving said notice by Tenant with respect to any of the Premises, Landlord may withhold or grant its consent to Tenant's subletting the Premises specified in said notice, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall, at Tenant's own cost and expense, discharge in full any commissions which may be due and owing as a result of any proposed assignment or subletting. Tenant agrees to pay to Landlord, promptly after request therefor, the amount of all attorneys' fees (not to exceed $1,000.00 per sublease or assignment) and expenses incurred by Landlord in connection with any assignment or subletting issues or review of documentation relating thereto.

     (b) Any subletting or assignment hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this paragraph, the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease or assignment and an agreement of said compliance by each sublessee or assignee.

     (c) Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Paragraph 9 shall be void.

     (d) For purposes of this Section, an assignment of stock, transfer of partnership interest or transfer of other direct or indirect ownership interest in Tenant which constitutes a controlling interest in Tenant, and a sale or transfer of more than fifty percent (50%), in value, of the operating assets of Tenant, shall each be deemed an assignment within the meaning of and be governed by this Section.

     (e) Notwithstanding any provision contained herein, Tenant agrees that it shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, or sublet the Premises or any portion thereof, to any tenant who currently leases space in the Building or other buildings in the Discovery Lake Complex, unless space to meet such Tenant's needs is not otherwise available in the Discovery Lake Complex.

     (f) If this Lease is assigned, or if the Premises or any part thereof are sublet or occupied by anyone other than Tenant during the Lease Term (with or without Landlord's consent), Landlord and Tenant shall split evenly all rents, fees and other considerations paid by such subtenant, assignee or occupant with respect to the Premises, including, but not limited to, all amounts paid in excess of the rental specified in this Lease, net of any costs associated with the sublease or assignment.

     (g) Landlord's consent to a proposed assignment or subletting pursuant to this Paragraph 9 shall not be unreasonably withheld, delayed or conditioned, but, in addition to any other grounds for denial, Landlord's consent shall be deemed reasonably withheld if, in Landlord's reasonable judgment, any of the following conditions exist:

     (i) the proposed assignee or subtenant intends to use any part of the Premises for the operation of a retail business or for a purpose not permitted under this Lease; or

     (ii) the use of the Premises or the Building by the proposed assignee or subtenant would, in Landlord's reasonable judgment, significantly increase the pedestrian traffic in and out of the Building, or would require material or substantial alterations to the Building, Premises or Project in order to comply with applicable laws; or

     (iii) the proposed use by such subtenant or assignee would result in a violation of an exclusive right granted to another tenant in the Building, or require rezoning or a zoning variance; or

     (iv) the proposed subtenant or assignee is a governmental agency which in Landlord's sole discretion will detract from the quality or operation of the Project; or

     (v) the business and operations of the proposed assignee or subtenant are inconsistent with the maintenance of a Class A Building, and/or would be incompatible with the businesses and operations being conducted by other tenants in the Building or Project; or

     (vi) the proposed use by such subtenant or assignee could create a condition that is dangerous to persons or property (e.g. a foreign consulate) or could create an atmosphere or condition that could be disruptive to the operation of the Building or Project (e.g. an abortion or methadone clinic), or could create substantially heavier volumes of traffic in the Project than the Project was designed for; or

     (vii) as a result of the number of people to be officed in the space proposed for sublease or assignment, the efficiency of the Premises' HVAC system would be materially diminished; or

     (viii) with respect to a sublease, Tenant proposes to demise the sublease space in a commercially unreasonable manner (e.g. in a configuration that would not be readily leaseable at the end of the Lease Term) and does not provide Landlord with additional security in an amount equal to all reasonably anticipated restoration costs.

     10.  INSURANCE AND INDEMNIFICATION.

     (a) Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damages to any person or property in or about the Premises or the Project by or from any cause whatsoever, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, caused by gas, fire, or explosion of the Building or the complex of which it is a part or any part thereof, or caused by theft or other act or omission of any person.

     (b) Tenant shall hold Landlord harmless from and defend and indemnify Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in, on or about the Premises or any part thereof, (ii) occurring in, on, or about any facilities (including, without limitation, stairways, parking areas, passageways, walkways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees. Tenant further agrees to indemnify, defend and save harmless Landlord against and from any and all claims in any manner relating to any work or thing whatsoever done by Tenant in or about, or any transactions of Tenant concerning, the Premises, and will further indemnify, defend and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees and licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord.


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

The provisions of this Lease with respect to any claims or liability occurring prior to the termination or expiration of this Lease shall expressly survive such termination or expiration of this Lease.

     (c) Tenant agrees to purchase at its own expense and to keep in force during the term of this lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Two Million Dollars ($2,000,000.00) for property damage and Three Million Dollars ($3,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall: (i) name Landlord and Landlord's lender as an additional insured (except for the worker's compensation policy, which shall instead include a waiver of subrogation endorsement in favor of Landlord), (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Florida, and (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.

     (d) Tenant represents that Tenant has not engaged or worked with any real estate brokers or agents other than CB Richard Ellis ("Broker") in connection with this Lease or the Premises. Tenant shall indemnify and hold harmless Landlord and Landlord's agents from and against any and all claims for commissions or other compensation, and any liabilities, damages and costs relating thereto, including, without limitation, attorneys' fees, that may be asserted by any person or entity other than Broker to the extent that Tenant has engaged such person or such claim results from any action of Tenant.

     11.  WAIVER OF SUBROGATION.

     Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building in which the Premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to coverage thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so, except for latent defects of which Tenant notifies Landlord within two (2) years after the Commencement Date, which latent defects shall be Landlord's responsibility. If such other party fails to pay such extra cost, the release provisions of this Paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

     12.  SERVICE, UTILITIES, AND PARKING.

     (a) Landlord shall maintain the public and common areas of the Property, and the roof, exterior walls (excluding plate glass and doors) and foundation of the Building, in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense. Landlord shall be responsible for maintaining the heating, ventilating and air conditioning equipment and system serving the Premises, but Tenant shall be responsible for all capital replacements for the heating, ventilating and air conditioning equipment and system serving the Premises. Tenant shall be responsible for all other maintenance, repair and replacement with respect to the Premises, including, without limitation, maintenance, repair and replacement of the mechanical, plumbing, and electrical equipment and systems within or upon the Premises, and Landlord shall have no responsibility therefor. Landlord agrees to use reasonable efforts to maintain and enforce any and all applicable warranties with respect to the Building or any systems within the Building.

     (b) Landlord agrees to provide water, electricity and gas (when available) service connections into the Building in accordance with the plans and specifications, if any, described in the Improvement Agreement. Tenant shall pay for the cost of bringing the utility services to the Premises from their point of entry into the Building. Tenant shall also be responsible for the cost of any upgrades in utility systems serving the Building or the Premises necessary for Tenant's use of the Premises or necessary for the Building as a result of Tenant using electricity or any other resource in excess of the amount that would be usually furnished or supplied for use of the Premises for general office use. Tenant shall also pay for all gas, heat, light, power, water, sewer, telephone, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and any maintenance charges for utilities, and shall furnish all electric light bulbs and tubes. Landlord agrees to furnish to the Premises water for lavatory and drinking purposes, subject to the provisions of subparagraph 12(c) below. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises. At all times during the Lease Term, Tenant shall operate the heating, ventilating and air-conditioning systems serving the Premises so as to maintain temperatures consistent with full occupancy of the Premises and shall in no event permit temperatures within the Premises that will create humidity or other damage to or deterioration of the Premises or the Building.


                                        9

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     (c) Tenant will not without the written consent of Landlord use any apparatus or device in the Premises, which will in any way increase the amount of electricity, water or other resource usually furnished or supplied for use of the Premises as general office space. Landlord may condition such consent upon Tenant, at Tenant's expense, upgrading the system or systems used to supply such resource. If Tenant in Landlord's judgment shall require water or any other resource in excess of that usually furnished or supplied by Landlord for use of the Premises as general office space (it being understood that such an excess may result from the number of fixtures, apparatus and devices in use, the nature of such fixtures, apparatus and devices, the hours of use, or any combination of such factors), Tenant shall first procure the consent of Landlord, which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of excess water or other resource consumed for any such other use. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such excess water or other resource consumed, as shown by said meters, at the rates charged by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water or other resource so consumed. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services,
(ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building, (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service utility whatsoever serving the Premises or the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption. Landlord hereby consents to the use by Tenant in the Premises of equipment or devices relating to the permitted use of Tenant set forth in paragraph 4(a) of this Lease, provided that Tenant otherwise complies with this Lease, including this paragraph 12(c), and pays all excess costs relating to such use and equipment.

     (d) Any sums payable under this Paragraph 12 shall be considered additional rent and may be added to any installment of rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

     (e) All janitorial services provided by Tenant must be by a janitorial contractor at all times satisfactory to Landlord. Any such services provided by Tenant shall be at Tenant's sole risk and responsibility.

     (f) Landlord shall provide to Tenant and Tenant's employees, agents and business invitees the non-exclusive license and right to use at least five (5) parking spaces per one thousand (1,000) square feet of rentable area occupied by Tenant, such spaces to be within the surface parking areas now or hereafter located on the Property. Landlord reserves the right to designate certain of the parking spaces located upon the Property as "Reserved" and to otherwise limit parking in or restrict access to portions of said parking areas in Landlord's discretion; provided, however, that Tenant shall continue to have access to at least five (5) parking spaces per 1,000 square feet of rentable area occupied by Tenant, all of such rights of Tenant to be subject to any rules and regulations pertaining thereto as may be adopted by Landlord from time to time.

     13. ESTOPPEL CERTIFICATE.

     Within seven (7) days following the Commencement Date or any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a certificate substantially in the form attached hereto as EXHIBIT "C" and made a part hereof, indicating thereon any exceptions thereto which may exist at that time. Failure of Tenant to execute and deliver such certificate shall at Landlord's option constitute a default hereunder or constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included in EXHIBIT "C" are true and correct without exception. Landlord and Tenant intend and agree that any statement delivered pursuant to this paragraph may be relied upon by Landlord or by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein or anyone to whom Landlord may provide said certificate.

     14. HOLDING OVER.

     Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of (i) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease, or (ii) creation of a tenancy of sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental (or daily rental under (ii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to one hundred fifty percent (150%) of the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (ii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord all damages sustained by Landlord resulting


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

from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises. The provisions of this paragraph shall not constitute a consent by Landlord for Tenant to hold over or a waiver by Landlord of any right of reentry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

     15. SUBORDINATION.

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the land upon which the Building or any common areas are situated, and (b) the lien or interest of any mortgage which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens or interests of mortgages to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant agrees to execute such subordination and attornment agreements as the holder of any mortgage on the Building may reasonably require. Attached hereto as EXHIBIT "F" and incorporated herein is a form of subordination and non-disturbance agreement, which form Tenant agrees is reasonable and agrees to enter into. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage.

     16. RE-ENTRY BY LANDLORD.

     Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part or to which access is conveniently made through the Premises, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon, and about the Premises, and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passage ways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.

     17. INSOLVENCY OR BANKRUPTCY.

     The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

     18. DEFAULT AND REMEDIES.

     The following events shall be deemed to be events of default by Tenant under this Lease:

     (a) Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period often (10) days after receipt of written notice of non-payment from Landlord; provided, however, notwithstanding the foregoing, Landlord shall not be required to give such notice to Tenant more than two (2) times in any calendar year with respect to Tenant's obligation to make any monetary payment under this Lease, and after

Landlord shall have given two (2) such notices in any given calendar year, Tenant shall not be entitled to any notice or cure period for any subsequent default within with such calendar year; or

     (b) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and such failure shall continue for a period of thirty (30) days after written notice thereof is given to Tenant (provided, if the default is of a nature that cannot be cured within thirty (30) days, no default shall occur if Tenant commences the cure within such thirty
(30) day period and thereafter diligently and continuously pursues the same to conclusion within not more than ninety (90) days); or

     (c) Tenant shall abandon or vacate any substantial portion of the Premises during the initial eighteen (18) months of the Lease Term; or

     (d) Tenant shall create or allow to be created in or about the demised Premises any condition or circumstance constituting a hazard to people or property, a nuisance, a trespass, or other condition offensive to Landlord or others, whether or not such condition or circumstance rises to the level of a civil or criminal law violation or action; or

     (e) Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only;

     (f) If, in spite of the provisions hereof, the interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for ten (10) days after written notice thereof to Tenant; or

     (g) Tenant shall assign, sublet or transfer its interest hereunder in violation of this Agreement.

          Upon the occurrence of any such events of default described in this paragraph or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (i) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

          (ii) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Premises and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom; Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law.

          (iii) Upon termination of this Lease, whether by lapse of time, by or in connection with a dispossessory proceeding or otherwise, Landlord shall be entitled to recover as Landlord's actual accrued damages, all rent, including any amount treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus, as Landlord's liquidated damages for the balance of the stated term hereof and not as a forfeiture or penalty, the sum of: (a) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the stated term hereof, less the fair rental value of the Premises for such residue (taking into account the time and expenses necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (iv)(B) relating to recovery of the Premises, preparation for reletting and for reletting itself), and (b) the cost of performing any other covenants which would have otherwise been performed by Tenant.

          (iv) (A) Upon termination of Tenant's right to possession of the demised Premises, regardless of whether such termination occurs as a result of a dispossessory proceeding, distraint proceeding, exercise of right of termination, re-entry, lease expiration or otherwise, Tenant shall remain liable for payment of all rent thereafter accruing and for performance of all obligations thereafter performable under this Lease. Landlord may, at Landlord's option, enter the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph
(g)(ii) above, without such entry and possession releasing Tenant from any obligation, including Tenant's obligation to pay rent, including any amounts treated as additional rent, hereunder for the full term of the Lease.

               (B) Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character and use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses for reletting, including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorneys' fees and broker's commissions), Tenant shall pay to Landlord, as Landlord's liquidated damages and not as a forfeiture or penalty, the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time.

               (C) Without any showing of need, or the presence of any statutory or common law grounds, all of which are expressly waived, Landlord may have a receiver appointed to take possession of the Premises and relet same in accordance with this Section 18(g)(iv).

          (v) Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder, and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom, and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

          (vi) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

               Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or available in equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If Landlord commences any proceedings for non-payment of rent or other amounts due hereunder, Tenant will not interpose any counterclaim of any nature or description in such proceedings. Such agreement by Tenant shall not, however, be construed as a waiver of Tenant's right to assert such claims in a separate action brought by Tenant. The covenants to pay rent and other amounts hereunder are separate and independent covenants, and Tenant shall have no right to hold back, offset, or fail to pay any such amounts for default by Landlord or for any other reason whatsoever.

               Without limiting the foregoing, to the extent permitted by law, Tenant hereby: (x) appoints and designates the Premises as a proper place for service of process upon Tenant, and agrees that service of process upon any person apparently employed by Tenant upon the Premises or leaving process in a conspicuous place within the Premises shall constitute personal service of such process upon Tenant (provided, however, Landlord does not hereby waive the right to serve Tenant with process by any other lawful means); and (y) expressly waives the service of any notice under any existing or future law of the State of Florida applicable to landlords and tenants. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT WHICH EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENT TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER LANDLORD OR TENANT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LANDLORD TO ENTER INTO THIS LEASE.

     19.  DAMAGE BY FIRE, ETC.

     (a) If the Building, improvements, or Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within ninety (90) days of such damage, then Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty. Landlord shall exercise its option provided herein by written notice to Tenant within sixty (60) days of such fire or other casualty. For purposes hereof, the Building, improvements, or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

     (b) If this Lease is not terminated pursuant to Paragraph 19(a), then to the extent of available insurance proceeds, Landlord shall proceed with all due diligence to repair and restore the Building, improvements or Premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of this Lease exclusive of any option which is unexercised at the date of such damage).

     (c) If this Lease shall be terminated pursuant to this Paragraph 19, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof. If this Lease shall not be terminated by Landlord pursuant to this Paragraph 19 and if the Premises is untenantable in whole or in part following such damage, the rent payable during the period in which the Premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances.

          In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions, or other improvements which may have been placed in or about the Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     (d) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage covering the Premises, Building or Property, or the ground lessor of the Property, requires that any insurance proceeds be paid to it, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such person, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term.

     (e) In the event of any damage or destruction to the Building or the Premises by any peril covered by the provisions of this Paragraph 19, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant or its licensees from such portion or all of the Building or the Premises as Landlord shall request and Tenant hereby indemnifies, defends and holds Landlord harmless from any loss, liability, costs, and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of such removal and any alleged failure to properly secure the Premises prior to such removal.

     20. CONDEMNATION.

     (a) If any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, this Lease shall terminate effective when the physical taking shall occur in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the term hereof. As used herein, "substantial part" shall mean more than twenty percent (20%).

     (b) If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances and Landlord, to the extent of available condemnation awards, shall undertake to restore the Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all circumstances.

     (c) Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs and for Tenant's loss of business and/or business interruption.

     (d) Notwithstanding anything to the contrary contained in this paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and

Tenant shall continue to pay in full all rent payable hereunder by Tenant during the term of this Lease; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the term of this Lease.

     21.  SALE BY LANDLORD.

     In the event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Tenant agrees to attorn to the purchaser or assignee in any such sale.

     22.  RIGHT OF LANDLORD TO PERFORM.

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to perform any acts, covenants or agreements to be performed by Tenant under any of the terms of this Lease or to pay any sum of money, other than rent, required to be paid by it hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act, covenant or agreement on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord or costs related to Landlord's performance of such acts, covenants or agreements and all necessary incidental costs, together with interest thereon at the Agreed Interest Rate as defined in Paragraph 8 hereof from the date of such payment by Landlord, shall be payable as additional rent to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

     23.  SURRENDER OF PREMISES.

     (a) At the end of the term or any renewal thereof or other sooner termination of this Lease, the Tenant will peaceably deliver up to the Landlord possession of the Premises, together with all improvements, alterations or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements alone excepted. Tenant shall, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to which shall be in name of Tenant until such termination, repairing any damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant, and title to the same shall thereupon pass to Landlord. Unless otherwise agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, any or all permanent improvements or additions to the Premises installed by or at the expense of Tenant and all movable furniture and equipment belonging to Tenant which may be left by Tenant and repair any damage resulting from such removal.

     (b) The voluntary or other surrender of this lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

     24.  WAIVER.

     If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

     25.  NOTICES.

     Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand-delivered in person, by reputable courier service or sent by United States Mail, registered, postage prepaid, to the addresses set forth below:

IF TO LANDLORD:   SV Central Florida Phase II Limited Partnership
                  c/o Simmons, Vedder & Co.
                  210 Barton Springs Road
                  Suite 500
                  Austin, Texas 78704-1251
                  Attention: Mr. David N. Arnow
                  Telephone: 512-499-0088
                  Fax: 512-499-0089

WITH A COPY TO:   Lincoln Property Company of Florida, Inc.
                  255 S. Orange Avenue
                  Suite 905
                  Orlando, Florida 32801
                  Attention: Allison Deal
                  Telephone: 407-872-3500
                  Fax: 407-425-2309

IF TO TENANT:     Optium, Inc.
                  2721 Discovery Drive
                  Suite 500
                  Orlando, Florida 32826
                  Attention: Patrick LiKam Wa
                  Fax: ________________________

     Any notice, demand or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notices, demands or requests are hand-delivered in person or (ii) on the third day after the mailing of such notices, demands or requests in accordance with the preceding portion of this paragraph.

     Either Landlord or Tenant shall have the right from time to time to designate by written notice to the other party such other places in the United States as Landlord or Tenant may desire written notice to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two copies of any such notice, demand or request required or permitted hereunder.

     26.  CERTAIN RIGHTS RESERVED TO THE LANDLORD.

     Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

     (a) To change the name of the Building;

     (b) To designate all sources furnishing sign painting and lettering, lamps and bulbs used in the Premises;

     (c) To retain at all times pass keys to the Premises;

     (d) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

     (e) To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Premises or the Building, and identification and admittance procedures for access to the Building as may be necessary or desirable for the safety, protection, preservation or security of the Premises or the Building or Landlord's interest, or as may be necessary or desirable in the operation of the Building.

Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of rent or affecting any of Tenant's obligations hereunder.

     27.  ABANDONMENT.

     Tenant shall not vacate or abandon the Premises at any time during the initial eighteen (18) months of the Lease Term, and if Tenant shall so abandon, vacate, or surrender said Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord.

     28.  SUCCESSORS AND ASSIGNS.

     Subject to the provisions of Paragraph 9 hereof, the terms, covenants, and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

     29.  ATTORNEY'S FEES.

     In the event that any action or proceeding is brought to enforce or construe any term, covenant or condition of this Lease on the part of Landlord or Tenant, including, without limitation, any participation in any bankruptcy, arbitration or mediation process, the prevailing party in such litigation shall be entitled to reasonable attorneys' fees to be fixed by the Court in such action or proceeding, including, without limitation, attorneys' fees at both the trial and appellate levels.

     30.  AUTHORITY.

     If Tenant signs as a corporation, partnership or limited liability company, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in Florida, that Tenant has full right and authority to enter into this Lease, and that each of the persons signing on behalf of Tenant were authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

     31.  MORTGAGE APPROVALS.

     Any provisions of this Lease requiring the approval or consent of Landlord shall not be deemed to have been unreasonably withheld if any mortgagee of the Premises, Building or Property or any portion thereof shall refuse or withhold its approval or consent thereto. Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of any such mortgagee shall be deemed to have been reasonably imposed by Landlord if made in good faith.

     32.  MISCELLANEOUS.

     (a) The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease. The term "Landlord" as used in this Lease shall include the Landlord, its successors and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

     (b) Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of Florida. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.

     (c) If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

     (d) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term at this Lease shall survive the expiration or earlier termination of the term hereof.

     (e) If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this Lease a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

     (f) Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of Landlord.

     (g) Notwithstanding any other provisions of this Lease to the contrary, if the Commencement Date hereof shall not have occurred before the twentieth (20th) anniversary of the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder. The purpose and intent of this provision is to avoid the application of the rule against perpetuities to this Lease.

     (h) There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Premises by reason of the fact that the same person may own or hold: (i) the leasehold estate created by this Lease or any interest in such leasehold estate and (ii) the fee estate in the Premises or any interest in such fee estate; and no such merger shall occur unless and until all persons, including any mortgagee, having any interest in: (A) the leasehold estate created by this Lease and (B) the fee estate in the Premises, shall join in a written instrument effecting such merger.

     (i) It is specifically understood and agreed that no person shall be a third party beneficiary hereunder, and that none of the provisions of this Lease shall be for the benefit of or be enforceable by anyone other than the parties hereto, and that only the parties hereto and their permitted successors and assigns shall have any rights hereunder.

     (j) This Lease is intentionally prepared in unrecordable form and shall not be recorded; although Landlord, at its sole option, shall have the right to recording a Memorandum of this Lease.

     33.  SECURITY INTEREST.

     In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. At Tenant's request, Landlord shall subordinate Landlord's security interest granted herein to the lien or security interest in any such property of any lender of Tenant. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 33 at public or private sale upon providing the notice called for by the Uniform Commercial Code or if none is so supplied five (5) days notice to Tenant. Tenant hereby agrees that this Lease shall constitute a security agreement and further agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express security interest herein granted being in addition and supplementary thereto.

     34.  QUIET ENJOYMENT.

     Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference, nuisance or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference, nuisance or disturbance.

     35.  LANDLORD'S LIABILITY.

     Any liability of Landlord under this Lease shall be enforceable only out of the interest of Landlord in the Building and in no event out of the separate assets of Landlord or any shareholder, partner or member of Landlord.

     36.  RIGHT TO RELOCATE.

     [Intentionally Omitted]

     37.  NO ESTATE.

     This contract shall create the relationship of Landlord and Tenant, and no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale and not assignable by Tenant, except as provided for herein and in compliance herewith.

     38.  LEASE EFFECTIVE DATE.

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     39. RULES AND REGULATIONS.

     (a) Tenant shall faithfully observe and comply with the rules and regulations set forth on EXHIBIT "D" attached hereto and made a part hereof, and all reasonable modifications thereof and additions thereto, from time to time put into effect by Landlord. Landlord shall supply Tenant with any such changes or amendments to said rules. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. Tenant will be responsible for causing its employees, customers, subtenants, licensees, invitees, agents, concessionaires and contractors to comply with all such rules and regulations.

     (b) Tenant acknowledges and agrees that Landlord may insist upon compliance with and enforce the rules and regulations as well as any laws, statutes, ordinances or governmental rules or regulations as mentioned in Paragraph 5 above, and may, pursuant to applicable criminal trespass law, prohibit any person including any of Tenant's employees, agents, customers, licensees, guests, invitees, concessionaires, or contractors from entering or remaining upon all or any portion of the Building, including the Premises, or any other building or property within the Discovery Lake Complex, if Landlord determines in its sole discretion that said person has not complied with any law, ordinance, rule or regulation or poses a threat to the safety, welfare or health of any person or to the maintenance or orderliness of the administration of the Building. Tenant further agrees that it shall not interfere with or object to Landlord's enforcement of any such laws, ordinances, rules and regulations.

     40. RADON NOTIFICATION.

     The following notification is provided pursuant to the requirements of FS 404.056:

          "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     41. GUARANTY.

     [Intentionally Omitted]

     42. FINANCIAL STATEMENTS.

     Within ten (10) days following Landlord's request therefor, Tenant shall provide to Landlord and Landlord's lender copies of (a) the most recent fiscal year financial statements for Tenant and any guarantors of this Lease, as audited by a certified public accountant, and (b) the most recent fiscal quarter financial statements for Tenant and any guarantors of this Lease, as certified, respectively, by Tenant and each such guarantor. The financial statements shall include, but not necessarily be limited to, a balance sheet, annual report, statements of income and retained earnings, and a statement of source and uses of funds. All such statements shall be prepared in accordance with the generally accepted accounting principles.

     43. SPECIAL STIPULATIONS.

     Special Stipulations to this Lease are set forth on EXHIBIT "E" attached hereto and made a part hereof. In the event of any conflict between any provision set forth in EXHIBIT "E" and any provision contained elsewhere in this Lease, the former in all events shall supersede, prevail and control.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                        LANDLORD:

                                        SV CENTRAL FLORIDA PHASE II LIMITED
                                        PARTNERSHIP, a Texas limited partnership


                                        By: Simmons, Vedder & Co., a Texas
                                            corporation, general partner


                                            By: /s/ David Arnow
                                                --------------------------------
                                                Name: David Arnow
                                                Title: Vice President


                                        TENANT:

                                        OPTIUM, INC., a Florida corporation


                                        By: /s/ Patrick LiKamWa
                                            ------------------------------------
                                            Name: PATRICK LIKAMWA
                                            Title: PRESIDENT


                                        Attest:
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

                                                            (CORPORATE SEAL)

                                  EXHIBIT "A"

                                      [MAP]

                                   EXHIBIT "B"

                          LEGAL DESCRIPTION OF PROPERTY

That certain parcel or tract of land lying, being and situate in Orange County, Florida, and being more particularly described as follows:

Lot 1, Block 21, CENTRAL FLORIDA RESEARCH PARK SECTION - III, according to the plat thereof as recorded in Plat Book 19, pages 24,25,26,27 and 28, Public Records of Orange County, Florida.

                                   EXHIBIT "C"

                                 TENANT ESTOPPEL

     The undersigned ("Tenant") hereby certifies that:

     1. Tenant is the lessee of certain space (the "Premises") in the office building (the "Building") located at _____ Discovery Drive, Suite _____, Orlando, Orange County, Florida, under a lease agreement dated ______, 20 ____ (the "Lease") entered into between Tenant and _______________________________, a ______________________, as lessor ("Lessor").

     2. The Lease is presently in full force and effect and Tenant is not in default thereunder. To the knowledge of Tenant, and except as otherwise set forth on attached EXHIBIT "B", there exist no facts that would constitute a basis for such default upon the lapse of time or the giving of notice or both.

     3. The Lease, in the form of EXHIBIT "A" hereto, constitutes the entire agreement between the Lessor and Tenant and there have been no amendments, written or oral, to the lease except as included in EXHIBIT "A".

     4. To the knowledge of Tenant, and except as otherwise set forth on attached EXHIBIT "B", all improvements or repairs required under the terms of the Lease to be made by Lessor through the date hereof have been satisfactorily completed.

     5. Tenant has/has not (delete one) accepted the Premises and is/is not (delete one) paying rent under the Lease.

     6. If the Term of Lease has commenced, the commencement date was __________, 20____, and will end on ____, 20____, subject to Tenant's options to renew for _____successive periods of ____ years each. The monthly rental for Lease Years ____ - ____ is ___________________________ Dollars ($_________).

     7. To the best of Tenant's knowledge, as of the date of this certificate, there exists no breach or default under the Lease, nor state of facts which, with notice, the passage of time, or both, would result in a breach or default under the Lease on the part of Lessor.

     8. As of the date of this certificate, to the knowledge of Tenant, there exist no offsets, except as expressly described in EXHIBIT "A", counterclaims or defenses of Tenant under the Lease against Lessor, and there exist no events that would constitute a basis for such offset, counterclaim or defense against Lessor upon the lapse of time or the giving of notice or both.

     9. The amount of security deposit paid under the terms of the Lease is $__________.

     10. There are no concessions, bonuses, free rental periods, rebates or other matters affecting the rental for Tenant under the Lease except as described in EXHIBIT "A" hereto.

     11. Tenant acknowledges that Lessor may assign its interest in the Lease to Guaranty Federal Bank, F.S.B., or its successors and assigns ("Lender") and agrees, upon receipt of notice of such assignment from Lessor to attorn to Lender and to perform all of Tenant's obligations as Lessee under the Lease, including, without limitation, the payment of rent, directly to Lender or its agent as the lessor under the Lease, from and after the date of such notice.

     12. Tenant hereby acknowledges and agrees that each of the conditions set forth in Sections [insert appropriate sections with conditions precedent] of the Lease have been either approved or waived by Tenant and that Tenant's termination right set forth in Section [insert appropriate sections with termination rights] of the Lease has expired and is no longer of any force or effect.

     13. Attached hereto as EXHIBIT "B" is a specific listing of any qualifications to the matters represented in paragraphs (1) through (11) above.

     14. Tenant has no option, right or first offer or right of first refusal to lease or occupy any other space within the property of which the Premises are a part except as expressly set forth in the Lease.

     15. Tenant has no option or preferential right to purchase all or part of the Premises (or the real property of which the Premises are a part) nor any right or interest with respect to the Premises other than as Tenant under the Lease.

     16. Tenant has no preferential right to parking spaces or any storage area.

     17. In no event shall Tenant pay rent more than thirty (30) days in advance.

     18. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

     19. This certificate may be relied on by any party who now owns or hereafter acquires an interest in the Building and by any person or entity which may finance or re-finance the same.

     20. All exhibits attached hereto are by this reference incorporated fully herein. The terms "this certificate" shall be considered to include all such exhibits.

     EXECUTED ________________, 20___.

                                        TENANT:
                                        ________________________________________


                                        By:
                                           -------------------------------------
                                        Its:
                                             -----------------------------------


                             (Exhibit "C" - Page 2)

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

1. Sidewalks, walkways, passages, exits, and entrances shall not be obstructed by Tenants or used by them for any purpose other than for ingress and egress from their respective Premises. No Tenant, and no employees or invitees of any Tenant, shall go upon the roof of the Building, except as authorized by Landlord.

2. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any Premises without the prior written consent of Landlord. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's Premises.

3. Each Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus, coffee makers and any other electrical appliances or equipment are entirely shut off before the Tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other Tenants or occupants of the Building or Landlord.

4. No Tenant shall alter any lock or access device or install a new or additional lock or access device or any bolt on any door of its Premises without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.

5. No Tenant shall make or have made additional copies of any keys or access devices provided by Landlord. Each Tenant, upon the termination of the Tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor.

6. No Tenant shall use or keep in its Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment. In the event flammable or combustible fluids or materials are permitted by Landlord in the Premises, these materials must be maintained and secured so as to comply with all laws, rules and regulations governing such materials, including but not limited to, all fire codes.

7. No Tenant shall use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance or permit or suffer such Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any Premises or the Building.

8. No cooking shall be done or permitted by any Tenant on its Premises without the consent of Landlord (except that use by the Tenant of Underwriters' Laboratory approved microwave ovens and approved equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenant and its employees shall be permitted, provided that such equipment and use is in accordance with applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall Premises be used for lodging.

9. Except with the prior written consent of Landlord, no Tenant shall sell or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on any Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any Tenant be used for the storage of merchandise or for manufacturing of any kind, nor shall the Premises of any Tenant be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in such Tenant's lease.

10. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation. The location of burglar alarms, telephones, call boxes or other office equipment affixed to all Premises shall be subject to the written approval of Landlord.

11. No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

12. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

13. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

14. No Tenant shall place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. No Tenant shall mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

15. Each Tenant shall store all its trash and garbage within the interior of its Premises. No materials shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways designated for such purposes and at such times as Landlord may designate.

16. Canvassing, soliciting, distributing of handbills or any other written material, and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same. No Tenant shall make room-to-room solicitation of business from other tenants in the Building.

17. Landlord reserves the right to exclude or expel from the Building and the Property any person who, in Landlord's judgment, is intoxicated or under the influence of alcohol or drugs or who is in violation of any of the rules and regulations of the Building.

18. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

19. Tenant shall comply with all energy conservation, recycling and waste reduction, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

20. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

21. All wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a strippable adhesive. The use of nonstrippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

22. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Building.

23. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

24. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

25. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

                                   EXHIBIT "E"

                              SPECIAL STIPULATIONS

     1. OPTION TO RENEW. Tenant shall have the right and option to renew this Lease for an additional term of sixty (60) months by delivering written notice thereof to Landlord at least nine (9) months prior to the expiration of the primary term, provided that at the time of such notice, and at the end of the Lease Term, Tenant is not in default of any of the terms, covenants or conditions of this Lease. Upon the delivery of said notice and subject to any conditions set forth in the preceding sentence, and upon the execution by Landlord and Tenant of an extension agreement containing such terms and provisions which are consistent with the provisions of this Paragraph, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease, except that the monthly rental payable under Paragraph 2(a) of the Lease during the initial year of said renewal term shall be at the prevailing market rate for the Premises at the commencement of such extended term; provided, however, in no event shall the monthly rental calculated by this Paragraph be less than the monthly rental payable closest to and prior to the commencement of the renewal term. The rental payable for each subsequent year of said renewal term shall be calculated by multiplying the rental payable for the immediately prior year by one hundred three percent (103%), and the product so achieved shall be the rental for such subsequent year. The "prevailing market rate" shall be defined as the then fair market net rental value of the Premises as of the date of commencement of the applicable renewal term, as reasonably determined by Landlord. The fair market net rental value of the Premises shall mean the net rental that would be agreed to by a landlord and a tenant, each of whom is willing, but neither of whom is compelled, to enter into the lease transaction. The fair market net rental value shall take into account the following factors: rental for comparable premises in comparable existing buildings (taking into consideration, but not limited to, use, location and/or floor level within the applicable building, definition of net rentable area, age and location of the applicable buildings); the rentable area of the Premises being leased; the length of the pertinent rental term; the extent to which the tenant improvement allowance, rent credit, moving allowance, space planning allowance, or similar inducements given to Tenant are more or less that that which would have been given to a comparable tenant in a comparable building. Notwithstanding the foregoing, any termination of this Lease, or any assignment of this Lease or subletting of more than fifteen percent (15%) of the Premises in effect at the time of notice to Landlord of the exercise of such renewal option, shall terminate the option of Tenant contained in this Paragraph.

     2. LETTER OF CREDIT. Within three (3) days after the execution and delivery of this Lease, Tenant shall deliver to Landlord an irrevocable and unconditional Letter of Credit (herein, together with all replacements thereof, being called the "Letter of Credit") issued by Silicon Valley National Bank, or another bank or financial institution acceptable to Landlord. The Letter of Credit shall be initially in an amount equal to $540,000.00; provided, however, that the Letter of Credit may provide that on each of the fifth (5th) and sixth (6th) anniversaries of the Commencement Date of this Lease, the amount of the Letter of Credit shall decrease by $180,000.00. The term of the Letter of Credit shall extend from the date of the Lease through at least ninety (90) days after the expiration of the Lease Term (including any renewal periods). At Tenant's option, the initial Letter of Credit may be for a term of not less than one (1) year, and, in such event, such Letter of Credit shall be extended by Tenant for periods of not less than one (1) year each so that the Letter of Credit, as extended and replaced, remains continually in existence during the entire period required in this paragraph. Notwithstanding any provision to the contrary herein, if such Letter of Credit is for a term shorter than the entire Lease Term, Landlord may draw upon the entire amount of the Letter of Credit in the event Landlord shall not receive, at least fifteen (15) days prior to the expiration date of such Letter of Credit, a replacement Letter of Credit in form and substance identical to said Letter of Credit so expiring and otherwise satisfying the obligations herein. The failure of Tenant to provide a replacement Letter of Credit in accordance with the provisions hereof for any expiring Letter of Credit shall be an event of default by Tenant under this Lease and shall entitle Landlord to exercise any and all remedies provided in this Lease or otherwise available to Landlord.

     The Letter of Credit shall be in form acceptable to Landlord and shall provide that the only condition to a draw under the Letter of Credit shall be the presentation by Landlord of a sight draft. Landlord shall not draw upon the Letter of Credit except as permitted in this paragraph 2. The Letter of Credit shall be transferable and assignable by Landlord, in whole or in part, without cost to Landlord. Tenant shall pay all costs and shall take all steps necessary for any such proposed transfer or assignment of the Letter of Credit. If Tenant fails to pay such costs of take such steps in connection with a proposed transfer or assignment of the Letter of Credit, then Landlord may draw upon the Letter of Credit in whole or in part (at Landlord's option) and may transfer the proceeds of such draw. The Letter of Credit may be drawn in whole or in part by Landlord (at Landlord's option) from time to time (and more than one time for partial draws) upon the occurrence of any event of default by Tenant under this Lease, which default is not cured within any applicable cure period, and without any further notice to Tenant. The Letter of Credit may also be drawn by Landlord as provided in paragraph 3 of this Exhibit "E" below. Landlord may draw upon the Letter of Credit without proceeding against any person or exhausting any other remedies which Landlord may have and without resorting to any other security held by Landlord. Landlord may apply the proceeds of the Letter of Credit in any order or manner to any amounts owed by Tenant under or pursuant to this Lease or to reimburse Landlord for amounts previously paid by Landlord pursuant to this Lease, including, but not limited to, amounts paid by Landlord for tenant improvements. All amounts drawn by Landlord shall immediately become the property of Landlord and shall be retained by Landlord. In no event shall any such application cure any event of default by Tenant under this Lease. Furthermore, in no event shall the Letter of

Credit, or Landlord's right to draw upon the Letter of Credit, be affected or impaired by (i) the waiver, compromise, settlement, termination or other release of the performance or observance by any person liable or to become liable for the obligations under this Lease; (ii) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in this Lease; (iii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or any similar proceeding affecting Tenant, or any allegation or contest of the validity of this Lease; or (iv) the taking or the omission of any of the actions referred to in this Lease.

     3. FUNDING OF TENANT. Tenant acknowledges that Tenant's ability to perform Tenant's obligations under this Lease is dependent upon Tenant obtaining additional funds for Tenant's operations. Tenant represents that, in addition to other funds already received by Tenant, Tenant shall obtain from a venture capital firm an amount not less than $7,200,000.00 to be used for Tenant's operations (the "Venture Funding"). The Venture Funding has not been received as of the date of this Lease. Landlord and Tenant agree that, notwithstanding any provisions to the contrary in this Lease or in the Improvement Agreement, Landlord's obligations under this Lease and under the Improvement Agreement, including, but not limited to, Landlord's obligation to construct the Tenant Improvements in accordance with the Improvement Agreement, are expressly conditioned upon the Venture Funding occurring on or before February 28, 2001. Without limiting the foregoing, Landlord shall have no obligation to commence construction of the Tenant Improvements prior to the occurrence of the Venture Funding. If the Venture Funding does not occur on or before February 28, 2001, then Landlord shall have the right to terminate this Lease upon notice to Tenant, and to draw the entire amount of the Letter of Credit and to retain such amount as liquidated damages for Tenant's failure to obtain the Venture Funding on or before February 28, 2001. Landlord and Tenant acknowledge that the actual damages to Landlord in such event will be difficult, if not impossible, to determine, and that such liquidated damages are a reasonable estimate of the actual damages that Landlord would incur.

     For purposes hereof, the Venture Funding shall be deemed to have occurred if, and only if, all of the following items shall have occurred:

          a. An amount not less than $7,200,000.00 shall have been actually paid by the Venture Funding to Tenant, and such funds are held by Tenant on an unrestricted, unencumbered basis.

          b. The Venture Funding shall have provided written confirmation to Landlord that such funds of not less than $7,200,000.00 have been paid to Tenant on an unrestricted, unencumbered basis.

          c. Landlord shall be provided written confirmation from Tenant's depository bank confirming the receipt of not less than $7,200,000.00.

          d. Tenant shall have provided to Landlord a financial statement certified by Tenant reflecting the receipt by Tenant of not less than $7,200,000.00 as a result of the Venture Funding.

     4. Without Landlord's prior written consent, Tenant shall not convey, transfer or distribute assets of Tenant in such manner as will result in a reduction in Tenant's net worth by more than twenty percent (20).

                                   EXHIBIT "F"

               FORM OF SUBORDINATION AND NON-DISTURBANCE AGREEMENT

     THIS AGREEMENT made this ____ day of ______________, 20 ____, between GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (hereinafter called "Lender") and _________________ , a ______________ (hereinafter called "Tenant")
and _____________________ (hereinafter called "Landlord").

                                WITNESSETH THAT:

     WHEREAS, Lender is now or will be the owner and holder of a Deed of Trust, Mortgage and Security Agreement (hereinafter called the "Security Instrument"), dated ___________, recorded in Volume __________, Page _____ of the Real Property Records of _____________ County, __________, covering the real property described in EXHIBIT A and the buildings and improvements thereon (hereinafter collectively called the "Mortgaged Premises") securing the payment of a promissory note in the stated principal amount of $ __________, payable to the order of Lender;

     WHEREAS, Tenant is the tenant under Lease Agreement (hereinafter called the "Lease") dated __________, by and between Landlord and Tenant, covering certain property (hereinafter called the "Demised Premises") consisting of a part of the Mortgaged Premises; and

     WHEREAS, Tenant, Landlord and Lender desire to confirm their understanding with respect to the Lease and the Security Instrument;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender, Landlord and Tenant hereby agree and covenant as follows:

1. SUBORDINATION. The Lease now is, and shall at all times and for all purposes continue to be, subject and subordinate, in each and every respect, to the Security Instrument, with the provisions of the Security Instrument controlling in all respects over the provisions of the Lease, it being understood and agreed that the foregoing subordination shall apply to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Security Instrument, provided that any and all such increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations shall nevertheless be subject to the terms of this Agreement.

2. NON-DISTURBANCE. So long as (i) Tenant is not in default (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed, (ii) the Lease is in full force and effect, and (iii) Tenant attorns to Lender or a purchaser of the Mortgaged Premises as provided in Paragraph 3, then (a) Tenant's possession, occupancy, use and quiet enjoyment of the Demised Premises under the Lease, or any extensions or renewals thereof or acquisition of additional space which may be effected in accordance with any option therefor in the Lease, shall not be terminated, disturbed, diminished or interfered with by Lender in the exercise of any of its rights under the Security Instrument, and (b) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Security Instrument.

3. ATTORNMENT. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, the Lease shall continue in full force and effect as a direct Lease between Lender or other purchaser of the Mortgaged Premises, who shall succeed to the rights and duties of Landlord, and Tenant. In such event, Tenant shall attorn to Lender or such purchaser, as the case may be, upon any such occurrence and shall recognize Lender or such purchaser, as the case may be, as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Security Instrument or any such purchaser, any instrument or certificate which, in the sole reasonable judgment of the requesting party, is necessary or appropriate, in connection with any such foreclosure or deed in lieu of foreclosure or otherwise, to evidence such attornment, which instrument or certificate shall be in form and content reasonably acceptable to Tenant. Tenant hereby waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder as a result of any such foreclosure or deed in lieu of foreclosure.

4. OBLIGATIONS AND REMEDIES. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Lender or other purchaser of the Mortgaged Premises, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants and conditions of the Lease on Tenant's part to be performed that Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of Landlord. Upon attornment by Tenant as provided herein, Lender or such purchaser shall be bound to Tenant under all the terms, covenants and conditions of the Lease and Tenant shall have the same remedies against Lender or such purchaser for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Lender or such purchaser had not succeeded to the interest of Landlord; provided, however, that Lender or such purchaser shall not be liable or bound to Tenant:

     (a) for any act or omission of any prior landlord (including Landlord) which constitutes a default or breach of the Lease; provided, however, nothing herein shall be deemed to be a waiver of Tenant's rights or remedies in the event such act or omission is of a continuing nature, such as, for example, Landlord's failure to fulfill a repair obligation, and such default is not cured by Lender or such purchaser after Lender or such purchaser acquires the Mortgaged Premises (however, Lender or such purchaser shall in no event be liable for any tort claims which Tenant may have against Landlord or any claims for liquidated damages which may be owing by Landlord under the Lease); or

     (b) for any offsets or defenses which the Tenant might be entitled to assert against Landlord arising prior to the date Lender takes possession of Landlord's interest in the Lease or becomes a mortgagee in possession, subject to Tenant's continued right of offset for any default by Landlord which remains uncured provided notice of such default has been provided to Lender in accordance with the provisions of this Agreement; or

     (c) for or by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

     (d) by any amendment or modification of the Lease made without Lender's consent that (i) results in a reduction or rent or other sums due and payable pursuant to the Lease (ii) modifies any operating covenant of Tenant in the Lease, (iii) reduces the term of the Lease, (iv) terminates the Lease, (v) provides for payment of rent more than one month in advance, or (vi) materially increases Landlord's obligations under the Lease; or

     (e) for any security deposit, rental deposit or similar deposit given by Tenant to a prior landlord (including Landlord) unless such deposit is actually paid over to Lender or such purchaser by the prior landlord; or

     (f) for any portion of the Tenant Allowance (as such term is defined in the Lease) previously disbursed to Landlord by Lender pursuant to the Construction Loan Agreement executed by and between Landlord and Lender; or

     (g) for the construction of any improvements required of Landlord under the Lease in the event Lender or such purchaser acquires title to the Mortgaged Premises prior to full completion and acceptance by Tenant of improvements required under the Lease; provided, however, such lack of liability on the part of Lender or such purchaser pursuant to this subparagraph shall not affect Tenant's rights of self-help and offset or termination described in the Lease in the event of such failure to complete such improvements as long as Tenant has provided all applicable notices and cure periods as required under the Lease and this Agreement; or

     (h) by any provision of the Lease restricting use of other properties owned by Lender, as landlord; or

     (i) by any notice given by Tenant to a prior landlord (including Landlord) unless a copy thereof was also then given to Lender.

     The person or entity to whom Tenant attorns shall be liable to Tenant under the Lease only for matters arising during such person's or entity's period of ownership.

5. NO ABRIDGMENT. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant (beyond any period given Tenant to cure such default) in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

6. NOTICES OF DEFAULT TO LENDER. Tenant agrees to give Lender a copy of any default notice sent by Tenant under the Lease to Landlord.

7. REPRESENTATIONS BY TENANT. Tenant represents and warrants to Lender that Tenant has validly executed the Lease; the Lease is valid, binding and enforceable and is in full force and effect in accordance with its terms; the Lease has not been amended except as stated herein; no rent under the Lease has been paid more than thirty (30) days in advance of its due date; there are no defaults existing under the Lease; and Tenant, as of this date, has no charge, lien, counterclaim or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due under the Lease.

8. RENT PAYMENT. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of non-judicial or judicial foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Tenant agrees to pay all rents directly to Lender or other purchaser of the Mortgaged Premises, as the case may be, in accordance with the Lease immediately upon notice of Lender or such purchaser, as the case may be, succeeding to Landlord's interest under the Lease. Tenant further agrees to pay all rents directly to Lender immediately upon notice that Lender is exercising its rights to such rents under the Security Instrument or any other loan documents (including but not limited to any Assignment of Leases and Rents) following a default by Landlord or other applicable party. Tenant shall be under no obligation to ascertain whether a default by Landlord has occurred under the Security Instrument or any other loan documents. Landlord waives any right, claim or demand it may now or hereafter have against Tenant by reason of such direct payment to Lender and agrees that such direct payment to Lender shall discharge all obligations of Tenant to make such payment to Landlord.

9. NOTICE OF SECURITY INSTRUMENT. To the extent that the Lease shall entitle Tenant to notice of any deed of trust or security agreement, this Agreement shall constitute such notice to the Tenant with respect to the Security Instrument and to any and all other deeds of trust and security agreements which may hereafter be subject to the terms of this Agreement.

10. LANDLORD DEFAULTS. Tenant agrees with Lender that effective as of the date of this Agreement: (i) Tenant shall not take any steps to terminate the Lease for any default by Landlord or any succeeding owner of the Mortgaged Premises until after giving Lender written notice of such default, stating the nature of the default and giving Lender thirty (30) days from receipt of such notice to effect cure of the same, or if cure cannot be effected within said thirty (30) days due to the nature of the default, Lender shall have a reasonable tune to cure provided that it commences cure within said thirty (30) day period of time and diligently carries such cure to completion; and (ii) notice to Landlord under the Lease (oral or written) shall not constitute notice to Lender.

11. LIABILITY OF LENDER. If Lender shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of foreclosure or other proceedings brought to enforce the Security Instrument or the Mortgaged Premises shall be conveyed by deed in lieu of foreclosure, Tenant agrees that, notwithstanding anything to the contrary contained in the Lease, after such foreclosure sale or conveyance by deed in lieu of foreclosure, Lender shall have no personal liability to Tenant under the Lease and Tenant shall look solely to the estate and property of Landlord in the Mortgaged Premises, to the net proceeds of sale thereof or the rentals received therefrom, for the satisfaction of Tenant's remedies for the collection of a judgment or other judicial process requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, and conditions of the Lease to be observed or performed by Landlord and any other obligation of Landlord created by or under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies. Further, in the event of any transfer by Lender of Landlord's interest in the Lease, Lender (and in the case of any subsequent transfers or conveyances, the then assignor), including each of its partners, officers, beneficiaries, co-tenants, shareholders or principals (as the case may be) shall be automatically freed and released, from and after the date of such transfer or conveyance, of all liability for the performance of any covenants and agreements which accrue subsequent to the date of such transfer of Landlord's interest.

12. NOTICE. Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, or (d) telegram or telex, addressed as follows:

     To Lender:        Guaranty Federal Bank, F.S.B.
                       8333 Douglas Avenue
                       Dallas, Texas 75225
                       Attention: Commercial Real Estate

     With a copy to:   Guaranty Federal Bank, F.S.B.
                       301 Congress Avenue
                       Austin, Texas 78767
                       Attention:____________

                       Guaranty Federal Bank, F.S.B.
                       Three Allen Center
                       333 Clay Street, Suite 4430
                       Houston, Texas 77002
                       Attention:__________

     To Tenant:        Optium, Inc.
                       2721 Discovery Drive
                       Suite 500
                       Orlando, Florida 32826
                       Attention: Patrick LiKam Wa

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given and received either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram or telex, upon receipt.

13. LETTER OF CREDIT. Tenant and Landlord agree that the Letter of Credit (as defined in the Lease) shall name Lender as the beneficiary thereof, and that Lender (without the joinder of Landlord) shall have the right to present the Letter of Credit for payment at such time as Landlord is entitled to present the Letter of Credit for payment under the Lease. Tenant acknowledges and agrees that Lender may rely on a written notice from Landlord that Tenant is in default under the Lease and that Lender may present the Letter of Credit for payment as provided in the Lease, and that Tenant's sole recourse shall be against Landlord and not Lender in the event Lender relies on such written notice from Landlord. In the event Lender makes a partial draw on the Letter of Credit to pay past due installment(s) of rent under the Lease, Lender shall be entitled to apply the proceeds received from such presentation of the Letter of Credit to any installments of principal and/or interest then due and owing under the Loan, and provided that the Landlord is not then in default under the Loan, the excess, if any, shall be returned to Landlord, otherwise, Lender shall keep such excess. In the event the entire outstanding amount of the Letter of Credit is presented for payment, Lender shall be entitled to apply the entire proceeds of the Letter of Credit received from such presentation to the indebtedness then outstanding under the Loan. At such time as Landlord repays to Lender all amounts outstanding under the Loan, Lender shall assign the Letter of Credit to Landlord by delivering a notice to the issuing bank.

14. MODIFICATION. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

15. SUCCESSOR LENDER. The term "Lender" as used throughout this Agreement includes any successor or assign of Lender, any affiliate of Lender acquiring the Mortgaged Property at foreclosure or by deed-in-lieu of foreclosure, and any holder(s) of any interest in the indebtedness secured by the Security Instrument.

16. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns, and any purchaser or purchasers at foreclosure of the Mortgaged Premises, and their respective successors and assigns.

17. PARAGRAPH HEADINGS. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

18. GENDER AND NUMBER. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires.

19. APPLICABLE LAW. This Agreement and the rights and duties of the parties hereunder shall be governed by all purposes by the law of the state where the Mortgaged Premises is located and the law of the United States applicable to transactions within such state.

                     IMPROVEMENT AGREEMENT - DISCOVERY LAKE

     THIS IMPROVEMENT AGREEMENT (the "Agreement") is made as of the 28th day of December, 2000 between SV CENTRAL FLORIDA PHASE II LIMITED PARTNERSHIP, a Texas limited partnership (hereinafter called "Landlord"), and OPTIUM, INC., a Florida corporation (hereinafter called "Tenant").

                                   WITNESSETH:

     Landlord and Tenant have as of even date herewith entered into that certain Discovery Lake Office Lease Agreement (the "Lease") with respect to certain space (the "Premises") located in the Building located or to be located at 2721 Discovery Drive, Orlando, Florida; and

     WHEREAS, Landlord and Tenant desire to enter into this Agreement to set forth their agreements regarding the completion of the Premises.

     NOW, THEREFORE, for and in consideration of the execution of the Lease, the mutual agreements set forth herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby covenant and agree as follows:

1.   IMPROVEMENTS

     (a) At Landlord's expense, Landlord shall cause the base building portion of the Building to be completed substantially in accordance with those certain base building plans and specifications referenced in SCHEDULE 1 attached hereto and incorporated herein.

     (b) At Tenant's expense, Landlord shall furnish and install, substantially in accordance with the construction drawings and specifications approved by Tenant and Landlord as hereinafter provided, partitions, doors, lighting fixtures, acoustical ceiling, floor coverings, electrical outlets, telephone outlets, air conditioning, fire sprinklers, signage, wall finishes, and construction clean-up and other improvements reflected on Tenant's Plans (as hereinafter defined) (the "Tenant Improvements"). Landlord shall cause to be prepared at Tenant's expense all architectural plans and specifications and all structural, mechanical and electrical engineering plans and specifications ("Tenant's Plans") required for the Tenant Improvements, provided, that, in addition to Landlord's Allowance (as hereinafter defined), Landlord shall pay for the initial preparation of Tenant's space plan and one revision thereof at a cost not to exceed $0.12 per rentable square foot in the Premises. Landlord has selected, and Tenant hereby approves, Farmer Baker & Barrios ("Tenant's Architect") to prepare Tenant's Plans. Tenant Improvements shall include the installation of roof-top HVAC units, separately zoned for the Premises in accordance with the Tenant's Plans. Tenant Improvements to be constructed by Landlord pursuant to this Agreement are sometimes herein referred to as "Landlord's Work". Landlord shall bid Landlord's Work to three (3) contractors selected by Tenant who meet Landlord's insurance requirements. Landlord shall notify Tenant of the results of such bidders, and Tenant shall select one of such three (3) contractors as the contractor to perform Landlord's Work pursuant to this Agreement.

2.   LANDLORD'S ALLOWANCE

     As Landlord's contribution to the Tenant Improvements and Tenant's Plans provided in Paragraph 1(b) of this Agreement, Landlord shall provide Tenant with an allowance determined by multiplying (x) the number of rentable square feet contained in the Premises by (y) Twenty-Four and No/100 Dollars ($24.00) per square foot (hereinafter referred to as "Landlord's Allowance"). That portion of Landlord's Allowance not spent within twelve (12) months after the date the Lease Term begins shall be credited toward rent next coming due under the Lease until the remainder of Landlord's Allowance has been exhausted. For Landlord's administrative supervision of the completion of the Tenant Improvements, Landlord shall be entitled to deduct and retain from Landlord's Allowance a construction supervision fee equal to the product of Zero and 50/100 Dollars ($0.50) times the number of rentable square feet contained in the Premises; provided, however, that if Tenant retains an independent third-party construction supervisor for the Tenant Improvements, Landlord's construction supervision fee shall be reduced to Zero and 25/100 Dollars ($0.25) times the number of rentable square feet contained in the Premises.

3.   TENANT'S COST

     (a) Tenant shall bear the cost, if any, of the Tenant Improvements and Tenant's Plans described in Paragraph 1(b) of this Agreement over and above Landlord's Allowance applied thereto as provided under Paragraph 2 of this Agreement. Any modifications of any part of the work described in Paragraph 1 already completed that are requested by Tenant shall be at Tenant's expense.

     (b) Tenant shall pay all costs associated with any Tenant-requested changes or modifications of the improvements as defined by the Tenant's Plans. Tenant will be liable for any increase in construction costs as a result of Tenant Delay. For purposes hereof, a "Tenant Delay" shall mean any of the following:
(1) Tenant's failure to agree to plans, specifications, or cost estimates within a reasonable period of time; (2) Tenant's request for materials, finishes or installations other than Landlord's standard; (3) Tenant's changes in plans; or
(4) the performance or completion by a party employed by Tenant; or (5) Tenant's failure for any reason to perform any obligation under the Lease or under this Improvement Agreement within the specified period.

     (c) All costs to be borne by Tenant for Landlord's Work pursuant to this Agreement shall be paid to Landlord by Tenant prior to the commencement of Landlord's Work. Any additional costs for which Tenant subsequently becomes responsible shall be paid to Landlord by Tenant within thirty (30) days following receipt by Tenant of Landlord's invoice therefor, but in any event not later than the date the Lease Term begins.

     (d) Tenant shall pay all sales, rent and other taxes, if any, and any interest and/or penalties thereon, which may be imposed on any amounts paid or contributed by Tenant towards the costs of designing and/or completing the Tenant

Improvements or in connection with any work performed by Tenant, and Tenant shall indemnify and hold harmless Landlord from and against any costs, expenses, claims, liabilities and losses with respect thereto.

4.   SCHEDULE FOR TENANT'S PLANS

     (a) Within three (3) days after the date of this Lease, Tenant shall provide to Landlord all details, information and requirements of Tenant necessary for the preparation of Tenant's Plans.

     (b) Landlord shall diligently pursue the preparation of Tenant's Plans, and shall submit such plans to Tenant for Tenant's approval. Within two (2) business days after receipt of such plans by Tenant, Tenant shall review such plans and notify Landlord in writing either that (i) Tenant approves such plans or (ii) Tenant requests changes to such plans, which changes will be specifically detailed in such notice. Any changes reasonably requested by Tenant shall be promptly made by Landlord and a copy of the final Tenant Plans shall be sent to Tenant. In no event shall the plans require any modifications of or additions to the storefront or exterior doors of the Premises, or provide for more than thirty percent (30%) of the Premises being other than an "open concept" floorplan, without Landlord's approval, which approval Landlord may grant or deny in Landlord's sole discretion. Any further modifications or changes to such final Tenant's Plans thereafter requested by Tenant may result in Tenant Delay.

5.   FORCE MAJEURE

     Landlord and Tenant agree that Landlord may be delayed in the completion of construction of Landlord's Work due to acts of God, civil strife, riots, strikes, governmental action (not caused by Tenant or Landlord) shortages of equipment or supplies, or other matters beyond the reasonable control of Landlord (a "Force Majeure Matter"), and Landlord shall not be in default hereunder or liable to Tenant in the event of a delay in the completion of Landlord's Work due to a Force Majeure Matter.

6.   TENANT'S WORK

     All work beyond Landlord's Work to prepare the Premises for Tenant's occupancy, including, but not limited to, installation of telephone, data and other telecommunications equipment, office furniture and furniture systems, installation of security devices and locks, and other finish work to be performed by or for Tenant, shall be furnished and installed by Tenant at Tenant's expense. Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct its work in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or delay the work of Landlord's contractors. Tenant's contractors, subcontractors, and labor shall be acceptable to and approved by Landlord and shall be subject to the administrative supervision of Landlord. Contractors and subcontractors engaged by Tenant shall employ persons and means to insure as far as may be possible the progress of the work without interruption on account of strikes, work stoppages or similar causes for delay.

7.   MISCELLANEOUS

     Time is of the essence of this Agreement. This Agreement shall in all respects be governed by the laws of the State of Florida. This Agreement may not be modified except by a written instrument executed by the parties hereto. This Agreement may not be assigned or transferred by Tenant, except that this Agreement shall be deemed assigned by Tenant in connection with any permitted assignment of the Lease pursuant to the terms of the Lease. Subject to the foregoing restrictions on assignment hereof, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns to the parties hereto. Any capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings therefor set forth in the Lease. Any notice, demand or request required or permitted under this Agreement shall be sent in accordance with the notice provisions of the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        LANDLORD:

                                        SV CENTRAL FLORIDA PHASE II LIMITED
                                        PARTNERSHIP, a Texas limited partnership


                                        By: Simmons, Vedder & Co., a Texas
                                            corporation, general partner


                                            By:
                                                --------------------------------
                                                Name: David Arnow
                                                Title: Vice President


                                        TENANT:

                                        OPTIUM, INC., a Florida corporation


                                        By: /s/ P. LiKamWa
                                            ------------------------------------
                                        Name: PATRICK LIKAMWA
                                        Title: PRESIDENT


                                        Attest:
                                                --------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                               (CORPORATE SEAL)

                                   SCHEDULE 1

                     BASE BUILDING PLANS AND SPECIFICATIONS

INDEX OF DRAWINGS FOR
DISCOVERY LAKE - PHASE II
CENTRAL FLORIDA RESEARCH PARK
ORANGE COUNTY, FLORIDA

ISSUED FOR PERMIT MARCH 6, 2000

GENERAL SHEETS - FARMER BAKER BARRIOS ARCHITECTS, INC.:
   G001   COVER AND INDEX SHEET                                         03-06-00
   G002   INFORMATION AND ABBREVIATIONS SHEET                           02-28-00

CIVIL - S K CONSORTIUM, INC.
   C-l    EXISTING SITE AND DEMOLITION PLAN                             03-12-00
   C-2    SITE DEVELOPMENT PLAN                                         03-12-00
   C-3    GRADING AND DRAINAGE PLAN                                     03-12-00
   C-4    SITE UTILITY PLAN                                             03-12-00
   C-5    STANDARD UTILITIES DETAILS                                    03-12-00
   C-6    STANDARD UTILITIES DETAILS                                    03-12-00
   C-7    STANDARD UTILITIES DETAILS                                    03-12-00

LANDSCAPE - CLARK CONDON ASSOCIATES
   Ll.l   PLANTING PLAN                                                 03-13-00
   L1.2   PLANTING DETAILS                                              03-13-00
   L2.1   IRRIGATION PLAN                                               03-13-00
   L2.2   IRRIGATION DETAILS                                            03-13-00

STRUCTURAL - BURTON BRASWELL MIDDLEBROOKS ASSOCIATES, INC.
   S001   STRUCTURAL NOTES AND ABBREVIATIONS                            03-06-00
   S101   FOUNDATION PLAN                                               03-06-00
   S102   ROOF FRAMING PLAN                                             03-06-00
   S201   FOUNDATION SECTIONS & DETAILS                                 03-06-00
   S202   ROOF FRAMING SECTIONS AND DETAILS                             03-06-00
   S301   TILT-UP PANEL REINFORCING & DETAILS                           03-06-00

ARCHITECTURAL - FARMER BAKER BARRIOS ARCHITECTS, INC.
   A021   DOOR SCHEDULE AND DETAILS                                     02-28-00
   A031   LIFE SAFETY PLAN AND PROJECT DATA                             02-28-00
   A101   COMPOSITE FLOOR PLAN AND DETAILS                              02-28-00
   A102   FLOOR PLAN - AREA (A)                                         02-28-00
   A103   FLOOR PLAN - AREA (B)                                         02-28-00
   A104   FLOOR PLAN - AREA (C)                                         02-28-00
   A105   PANEL LAYOUT PLAN                                             02-28-00
   A151   ROOF PLAN & DETAILS                                           02-28-00
   A201   EXTERIOR ELEVATIONS                                           02-28-00
   A202   EXTERIOR ELEVATIONS                                           02-28-00
   A221   PANEL TYPES                                                   02-28-00
   A222   PANEL TYPES                                                   01-31-00
   A223   WINDOW TYPES                                                  02-28-00
   A301   BUILDING SECTIONS                                             03-06-00
   A401   WALL SECTIONS & DETAILS                                       02-28-00
   A402   WALL SECTIONS                                                 02-28-00
   A601   REFLECTED CEILING PLAN                                        02-28-00

MECHANICAL - GAST ENGINEERING, INC.
   M101   MECHANICAL FLOOR PLAN                                         03-09-00

ELECTRICAL - GAST ENGINEERING, INC.
   E101   ELECTRICAL FLOOR PLAN                                         03-09-00
   E102   ELECTRICAL RISER AND SCHEDULES                                03-09-00

                                   EXHIBIT "H"

Chemicals: Safe Handling Practice
All flammable substances will be stored inside flame-proof cabinets. Acid neutralizing creme will be kept in first aid boxes next to acid dispensers. Any dangerous gas will be stored inside vented and exhausted gas cabinets with alarms and automatic shut-down mechanisms. All waste chemicals will be collected by state certified environmental control personnel. All acid waste will be neutralized before being disposed.

Chemicals that will be used and stored on the premises include the following:

ORGANICS/SOLVENTS
Acetone                          2 gallons
Methanol                         2 gallons
Polyimide                        100cc
Photoresist                      1 pint

ACIDS
Hydrochloric acid                0.25 gallon
Sulphuric acid                   0.25gallon
Hydrofluoric acid                0.25 gallon
Bromine                          200cc
Hrydrobromic acid                0.25 gallon
Nitric acid                      0.25 gallon
Acetic acid                      0.25gallon
Lactic acid                      0.25gallon
Potassium iodide                 100gm
Potassium permanganate           100gm
Iodine                           100gm

Neutralizing cremes
Ammonium Triphosphate            200gm
HF neutralizing creme            200gm

BASES
Potassium hydroxide              200gm
Ammonium hydroxide               500cc
Sodium hydroxide                 200gm
Photoresist remover              1 gallon

GASES
Nitrogen                         1000cf or 2-3 cylinders
Forming gas (15%H(2)/85% N(2))   1000cf
Ammonia                          1000cf
Silane                           1000sf
Oxygen                           1000sf
FREON-14                         500sf

                                   EXHIBIT "G"

                             DISCOVERY LAKE PHASE II
                        AT CENTRAL FLORIDA RESEARCH PARK

                               EXPENSES ESTIMATES

The following is our estimate of anticipated Direct Operating Expenses at Discovery Lake Phase II Office Park for 2001:

1. Real Estate Taxes    $1.06/SF

2. Insurance            $ .11/SF

3. CAM/Management       $1.49/SF

4. HVAC Maintenance     $ .14/SF

                        $2.80/SF TOTAL*

                        *Plus applicable State Sales Tax